Expense Example, No Redemption (Vanguard Intermediate-Term Bond Index Fund Institutional)	Vanguard Intermediate-Term Bond Index Fund Vanguard Intermediate-Term Bond Index Fund - Institutional Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Intermediate-Term Bond Index Fund Vanguard Intermediate-Term Bond Index Fund - Institutional Plus Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	7	5
3 YEAR	23	16
5 YEAR	40	28
10 YEAR	90	64